Long-Term Debt - Loans And Credit Facilities Terms and Compliance (Details)	12 Months Ended
Dec. 31, 2013
Debt Instrument
Covenant terms	The loans also contained certain financial covenants relating to the Partnership's financial position and operating performance including maintaining liquidity above $30.0 million or, if higher, 10% of the total aggregate indebtedness to The Royal Bank of Scotland. In addition, all loan agreements also included a requirement for the value of the vessel secured against the related loan to be in a range of at least 125%-130%, and imposed restrictions on the Partnership's ability to pay distributions.
Covenant compliance	As of December 31, 2012, the Partnership was not in compliance with certain restrictive and financial covenants imposed by the above loan agreements: The issuance of the guarantees discussed in Note 8(c) below without the prior consent of the lenders which resulted in a breach of the respective restrictive covenant under the loan agreements discussed n (a), (b) and (c) above. The repayment of the loan discussed in Note 3(b) above without the prior consent of the Partnership's lenders which resulted in a breach of the respective restrictive covenant under the loan agreements discussed in (b) and (c) above. The Partnership was also not in compliance with the minimum liquidity covenant of $30.0 million contained in its loan agreement discussed in (b) above.
Credit Suisse Senior Secured Revolving Credit Facility
Debt Instrument
Line of credit facility, Terms	The Partnership may draw down this facility no more than four times each year, and only so long as the asset cover ratio, which is the ratio of the aggregate market value of its vessels to its outstanding indebtedness under the facility, is not less than 130%. The amount available under the Facility will be reduced each quarter for 14 consecutive quarters by $5,000 for the first 13 quarters and by approximately $197,125 for the fourteenth quarter ending on June 30, 2017. In case that the aggregate outstanding amount of the Facility is greater than the amount available under the Facility as reducing from time to time, the amount exceeded shall be repaid at that point of time. In accordance with the Facility, the Partnership will be required to: (i) maintain total consolidated liabilities of less than 65% of the total consolidated market value of its adjusted total assets; (ii) maintain an interest coverage ratio of at least 3.0 times, (iii) maintain at all times non restricted as to withdrawal minimum liquidity equal to at least $22.0 million. Such amount is reflected under Non-Current Restricted Cash in the accompanying balance sheets and (iv) maintain a hull cover ratio, being the aggregate of the vessels' market values and the net realizable value of any additional security, no less than 130%. In addition, the Prokopiou Family is required to own or control at least 30% of the Partnership's capital and voting rights and 100% of the General Partner's capital and voting rights and the Manager is required to continue to carry out the Partnership's commercial and technical management. Finally, the Facility restricts the Partnership from paying any distributions if an event of default occurs. Pursuant to the terms of the Revolving Credit Facility, no principal repayments are required to be made during the 2014 and 2015.